Loans Receivable (Tables)	12 Months Ended
Dec. 31, 2023
Loans Receivable
Schedule of changes in loans receivable

	Noront Term Loan	Skeena Convertible Debenture	Total
Balance at January 1, 2022	$39.7	$—	$39.7
Finance income	3.0	—	3.0
Settlement of loan receivable	(42.7)	—	(42.7)
Balance at December 31, 2022	$—	$—	$—

Balance at January 1, 2023	$—	$—	$—
Initial Investment	—	18.7	18.7
Fair value adjustment	—	5.9	5.9
Impact of foreign exchange	—	0.2	0.2
Balance at December 31, 2023	$—	$24.8	$24.8